UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2007


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                   0-19171                    91-1463450
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(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)


                22021 - 20th Avenue S.E., Bothell, WA      98021
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              (Address of principal executive offices)   (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

              On January 18, 2007, Lilly ICOS LLC, our 50/50 joint venture with Eli Lilly and Company, which is marketing Cialis(R) (tadalafil) for the treatment of erectile dysfunction, issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ICOS CORPORATION


Date:    January 18, 2007                    By:      /S/ MICHAEL A. STEIN
         ----------------                             --------------------
                                                      Michael A. Stein
                                                      Senior Vice President and
                                                      Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit No.        Description

99 Press Release of Lilly ICOS LLC dated January 18, 2007, reporting Lilly ICOS' financial results for the quarter and year ended December 31, 2006.